SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 15, 2007

VERTIS, INC.
d/b/a Vertis Communications
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET	21201
BALTIMORE, MARYLAND	(Zip Code)
(Address of Principal Executive Offices)

(410) 528-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               OTHER EVENTS

As previously announced, Vertis, Inc. (the “Company”) entered into a letter of intent with ACG Holdings, Inc. (“ACG”), the parent of American Color Graphics, Inc., for the merger of ACG with the Company or an affiliate of the Company.  On August 15, 2007, the Company and ACG amended the letter of intent to extend until August 20, 2007, (i) the time for signing a definitive merger agreement, (ii) the exclusivity period and (iii) the termination date. After August 20, 2007, the letter of intent will automatically extend for a period of one week unless either party provides written notice that it will not extend prior to the start of the extension period.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1      Press Release, dated August 15, 2007, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ BARRY C. KOHN
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  August 15, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 15, 2007.